SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 10, 2002

                        TRANSMERIDIAN EXPLORATION, INC.

               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                   333-60960                      76-0644935
(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)



   397 N. Sam Houston, Pkwy. E. Suite 300                             77060
            Houston, Texas,                                         (Zip Code)
(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (281) 999-9091

Item 4. Changes in the Company's Certifying Accountants

(a) Reg. SB 304 a (1) Previous Independent Accountants

(i) On September 10, 2002, Transmeridian Exploration, Inc., (" the Company") contacted representatives of Braden, Bennink, Goldstein, Gazaway, PLLC. to inform them that their firm would no longer be engaged as the principal accountant to audit the Company's financial statements for the fiscal year ending December 31, 2002 and terminated the relationship effective September 10, 2002.

(ii) The decision to change accountants was recommended by the Company's management and approved by the Company's Audit Committee and the Company's Board of Directors.

(vi) The Company has requested Braden, Bennink,  Goldstein,  Gazaway, PLLC.
to furnish a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not it agrees with the statements made by the Company in response to Item 304 of Regulation S-B. (See "Exhibit 16" attached below)

(b) Reg. SB 304(a)(2) New Independent Accountants

(i) The Company engaged John A. Braden & Company, P.C.12941 Interstate 45 N. Suite 422, Houston, Texas 77060, as its new independent accountants effective September 10, 2002. During the most recent fiscal year and through December 31, 2001, the Company has not consulted with Braden, Bennink, Goldstein, Gazaway and Company concerning their financial statements, including the following items: an audit of the Company's financial statements as the principal accountant, an audit of a significant subsidiary as an independent accountant, the application of accounting principles to a specified transaction or the type of audit opinion that might by rendered on the Company's financial statements or any matter which concerned a disagreement or "reportable event" with the previous independent accountants.

Item 7. Financial Statements and Exhibits

(c) Exhibits

16. Letter from Braden, Bennink, Goldstein, Gazaway, PLLC., Certified Public Accountants


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         Transmeridian Exploration, Inc.
                                  (Registrant)





Date:  September 10, 2002           By:   /s/ Jim W. Tucker
                                    ------------------------------------------
                                    Jim W. Tucker,
                                    Vice President and Chief Financial Officer




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                                   EXHIBIT 16
September 10, 2002




Securities and Exchange Commission
Washington, D.C. 20549

Re:      Transmeridian Exploration, Inc.
         File No. 333-60960

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Transmeridian Exploration, Inc. dated September 10, 2002 and agree with the statements concerning our Firm contained therein.

Very truly yours,



/s/ John A. Braden
-------------------------------
John A. Braden, Managing Member
Braden, Bennink, Goldstein, Gazaway, PLLC
Certified Public Accountants





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